Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 15, 2011, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (the “Borrower”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as administrative agent (in such capacity “Agent”) and as a Lender. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (defined below).
RECITALS
     WHEREAS, the Borrower, Agent, and the Lenders have entered into that certain Credit Agreement, dated as of February 7, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, on the terms and subject to the conditions set forth herein, the Borrower, Agent and Lenders have agreed to amend the Credit Agreement as more fully described below;
     NOW THEREFORE, in consideration of the foregoing, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, Agent and Lenders hereby agree as follows:
     SECTION 1. Amendment.
          (a) Reference to the phrase “the second anniversary of the Closing Date” set forth in Section 2.15 of the Credit Agreement is hereby deleted and the phrase “the Maturity Date” is inserted in lieu thereof.
          (b) Reference to the figure “$15,000,000” set forth in Section 2.15 of the Credit Agreement is hereby deleted and the figure “$22,500,000” is inserted in lieu thereof.
          (c) Clause (b) of the proviso at the end of the first sentence of Section 2.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          (b) [Intentionally Omitted]
          (d) Clause (e) of the proviso at the end of the first sentence of Section 2.15 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:
          (e) [Intentionally Omitted]
          (e) Reference to the date “February 7, 2013” set forth in Section 3.3 of the Credit Agreement is hereby deleted and the date “July 15, 2016” is inserted in lieu thereof.

          (f) Reference to the clause “, and such assignment shall effect a novation among Borrower, the assigning Lender, and The Assignee” Set forth in Section 13.1(b) of the Credit Agreement is hereby deleted in its entirety.
          (g) Schedule 1.1 to the Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:
     ‘Base Rate Margin’ means, as of any date of determination, the following percentages per annum, based upon Average Margin Availability:

Level	Average Margin Availability	Base Rate Margin
I	<$20,000,000	1.25%
II	≥$20,000,000 but < $30,000,000	1.00%
III	≥$30,000,000	0.75%
     After the Second Amendment Effective Date, the Base Rate Margin shall be adjusted in accordance with the foregoing on the first day of each calendar month.
     ‘L/C Margin’ means, as of any date of determination, the following percentages per annum, based upon Average Margin Availability:

Level	Average Margin Availability	L/C Margin
I	<$20,000,000	2.25%
II	≥$20,000,000 but < $30,000,000	2.00%
III	≥$30,000,000	1.75%
     After the Second Amendment Effective Date, the L/C Margin shall be adjusted in accordance with the foregoing on the first day of each calendar month.
     ‘LIBOR Rate Margin’ means, as of any date of determination, the following percentages per annum, based upon Average Margin Availability:

Level	Average Margin Availability	LIBOR Rate Margin
I	<$20,000,000	2.25%
II	≥$20,000,000 but < $30,000,000	2.00%
III	≥$30,000,000	1.75%

     After the Second Amendment Effective Date, the LIBOR Rate Margin shall be adjusted in accordance with the foregoing on the first day of each calendar month.”
          (h) Clause (e)(iii) of the definition of “Borrowing Base” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
     “(iii) (A) at any time during the months of January, February, March, April, October, November and December, $117,500,000 and, (B) at all other times, $92,500,000 (in each case, the “Inventory Sublimit”), plus”
          (i) The proviso set forth in the parenthetical at the end of clause (b) of the definition of “Lender Group Expenses” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:
“provided, however, so long as no Event of Default has occurred and continuing, Lender Group Expenses shall only include fees and charges in respect of one appraisal of Borrower’s Equipment and, so long as no Event of Default has occurred and continuing and Average Excess Availability is greater than $25,000,000 at all times, Lender Group Expenses shall not include fees and charges in respect of appraisals of Borrower’s Equipment”
          (j) Schedule 1.1 to the Credit Agreement is hereby amended by inserting the following defined term in alphabetical order:
          “‘Second Amendment Effective Date’ means July 15, 2011.”
          (k) Schedule 4.8(b) to the Credit Agreement is hereby amended and restated as set forth on Schedule 4.8(b) attached hereto.
          (l) Schedule 4.15 to the Credit Agreement is hereby amended and restated as set forth on Schedule 4.15 attached hereto.
          (m) Schedule 4.17 to the Credit Agreement is hereby amended and restated as set forth on Schedule 4.17 attached hereto.
     SECTION 2. Conditions. This Amendment shall become effective when (i) the Agent shall have received duly executed counterparts of this Amendment from the Borrower and the Lenders and the Agent shall have executed and delivered its counterpart to this Amendment and Agent shall have received each of the additional documents, instruments and agreements listed on the Closing Checklist attached hereto as Exhibit A, each in form and substance reasonably acceptable to Agent, (ii) the Agent shall have received from Borrower duly executed counterparts to the amended and restated Fee Letter executed and executed and delivered its signed counterpart to the Borrower, and (iii) the Agent shall have received in immediately available funds all fees owing under the amended and restated Fee Letter.

     SECTION 3. Reference to and Effect Upon the Credit Agreement.
          (a) Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and
          (b) The amendment set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver of or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver of or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.
     SECTION 4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:
          (a) All representations and warranties of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
          (b) No Default or Event of Default has occurred and is continuing; and
          (c) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.
     SECTION 5. Costs and Expenses. As provided in Section 17.10 of the Credit Agreement, the Borrower shall pay all costs and expenses incurred by or on behalf of Agent and Lenders arising from or relating to this Amendment constituting Lender Group Expenses.
     SECTION 6. GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL

MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.
     SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.
     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
(signature pages follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JOHN B. SANFILIPPO & SON, INC, a Delaware corporation
By:	/s/ Michael J. Valentine
	Title:	CFO

WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as Agent and as a Lender
By:	/s/ Matt Mouledous
	Title:	Vice President

SOUTHWEST GEORGIA FARM CREDIT, ACA for itself and as agent/nominee for Southwest Georgia Farm Credit, FLCA as a Lender
By:	/s/ Richard Horn
	Title:	Executive Vice President/CLO